UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – September 30, 2013

Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013
Total
Returns
Vanguard U.S. Value Fund	24.16%
Russell 3000 Value Index	22.67
Multi-Cap Value Funds Average	24.22
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Value Fund	$11.89	$14.41	$0.290	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Value Fund returned 24.16% for the 12 months ended September 30, 2013. The fund outperformed its benchmark, the Russell 3000 Value Index, by about 1½ percentage points. The fund’s return was in line with the average return of its peers.

U.S. stocks generally performed well for the fiscal year, and the fund posted positive returns in nine out of ten market sectors, with telecommunications the only exception. Holdings in the financial and industrial sectors contributed the most to the fund’s performance.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ tolerance for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning

2

days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing growth.

Bond returns were negative despite September’s bounce
Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which declined for the year. In September, however, bonds trimmed their losses after the Fed said it would maintain the level of purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76%

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

at the end of August. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Financials and industrials boosted the fund’s performance
Vanguard U.S. Value Fund invests in value stocks, or stocks that invests in value stocks, or stocks that are trading at a low price relative to their fundamentals. The advisor’s stock-selection model is designed to then single out those companies with the most attractive valuations, positive earnings momentum, and strong balance sheets. The fund is diversified, investing in about 200 stocks across all ten market sectors. It holds mostly large- and mid-cap companies, but the size of the companies it can own is not restricted.

Financials, the fund’s largest sector, also helped it the most for the 12 months, accounting for almost 8 percentage points of it’s return. After several years of dismal results following the 2008–2009 economic crisis, financial stocks have emerged as one of the market’s top performers. The industry’s widespread resurgence persisted throughout the year, generating strong returns across the sector.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.25%

The fund expense ratio shown is from the prospectus dated July 18, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Value Funds.

4

The industrial sector, sometimes considered a gauge for the health of the U.S. economy, was the next-biggest contributor. It benefited from a generally improving economy and, in particular, from the strengthening housing market. Airline companies and aerospace and defense firms were among the sector’s top contributors to the fund’s advance.

Health care and consumer discretionary holdings also boosted returns, though the fund’s overall performance in these sectors fell short relative to the index.

In health care, pharmaceutical firms were the top performers, benefiting from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines. Growing consumer confidence helped performance across the consumer discretionary sector, with stocks of media firms, auto parts companies, and retailers contributing the most to the fund’s return.

For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

The fund’s ten-year results trailed those of its benchmark
For the decade ended September 30, Vanguard U.S. Value Fund posted an average annual return of 7.26%. The fund trailed its index (+8.09%) but was in line with its peer-group average (+7.19%).

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
U.S. Value Fund	7.26%
Russell 3000 Value Index	8.09
Multi-Cap Value Funds Average	7.19
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

It fell short of its benchmark mainly because of some challenges faced by its quantitative stock-selection strategies during the highly volatile period after the financial crisis. We remain confident in the disciplined investment process employed by the fund’s advisor, Vanguard Equity Investment Group, and we believe this approach can produce benchmark-beating results over the long term.

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Signficantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the •nancial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.
Which ve-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30
2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

6

Staying out of the rough by staying the course
Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling. Moreover, by remaining in the stock market, you will be able to participate when stocks begin to recover.

The benefit of staying the course was confirmed in a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who adhered to their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012, available at vanguard.com/research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2013

7

Advisor’s Report

For the fiscal year ended September 30, 2013, Vanguard U.S. Value Fund rewarded investors with a return of 24.16%, outpacing the 22.67% result for its benchmark, the Russell 3000 Value Index. Even as the broad U.S. equity market delivered a robust return of more than 20%, value stocks outdistanced growth stocks by slightly more than 2 percentage points. The U.S. equity market provided returns similar to those of other developed countries, while emerging-market returns were basically flat.

Performance within the benchmark was broad-based, with nine out of ten sectors generating positive results. Sector returns were best for consumer discretionary, technology, and industrial companies; the laggard, telecommunications, declined.

Equity investor sentiment seemed to gain confidence at the start of the fiscal year, as economic data around the world kept improving, albeit at a snail’s pace. In the United States, the longer-term economic outlook is one of cautious optimism: GDP growth is expected to accelerate into 2014 and 2015, the housing market continues to recover, the unemployment rate is slowly falling, and corporate balance sheets are strong, with profits holding up.

Recently, however, macroeconomic events have again grabbed headlines, and this may translate into near-term market volatility. The Federal Reserve’s mixed signals on tapering its quantitative easing program, a jump in interest rates, and the failure of Congress and the White House to reach a budget agreement or forestall a federal government shutdown left investors guessing about the market’s prospects. Under these conditions, higher volatility would not be surprising, given how quickly stocks have risen here and abroad.

Equity markets will always be subject to short-term fluctuations brought on by the latest headlines. We find that often there is too much focus on the short term and not enough on the fundamental conditions and attributes that give investors the best chance of success. Strategies such as ours shift the focus back to company fundamentals by seeking to capture the spread between undervalued and overvalued stocks.

For the 12-month period, our modeling was generally effective in distinguishing outperformers from underperformers in each sector. Our valuation, quality, and growth models contributed to the portfolio’s performance. Our market sentiment and management decisions models were not accurate and detracted from our relative return.

Among the ten market sectors, our stock selection results were positive in six, negative in three, and neutral in one. Our selections in industrials, materials, and energy gave the biggest boost to relative performance. In industrials, Delta Air Lines, Hertz Global Holdings, and Alaska Air Group most helped the fund outperform. In materials, Worthington Industries, Westlake Chemical, and Axiall led our results, while Western Refining and Valero Energy were our most successful selections in energy.

8

Our decisions in the consumer discretionary and technology sectors detracted from our results compared with the benchmark. Underweight allocations to Ford Motor, Time Warner, and Walt Disney (in consumer discretionary) and Yahoo! (in technology) were the biggest detractors from performance. Our holding in Apple disappointed.

Although we cannot predict how broader economic or political events will affect the markets, we are confident that the stock market will produce worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will remain an important part of a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 10, 2013

9

U.S. Value Fund

Fund Profile
As of September 30, 2013

Portfolio Characteristics
		Russell	DJ U.S.
		3000	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	187	1,991	3,636
Median Market Cap	$31.9B	$36.2B	$40.2B
Price/Earnings Ratio	14.7x	16.8x	19.5x
Price/Book Ratio	1.8x	1.7x	2.5x
Return on Equity	11.3%	12.0%	16.5%
Earnings Growth Rate	9.7%	7.0%	11.1%
Dividend Yield	2.3%	2.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	75%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	2.03%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.8%	6.9%	13.3%
Consumer Staples	6.0	5.6	8.7
Energy	13.9	14.4	9.6
Financials	29.4	29.7	17.3
Health Care	12.5	12.3	12.6
Industrials	9.5	10.3	11.4
Information Technology	9.2	9.2	17.9
Materials	3.2	3.0	3.8
Telecommunication
Services	2.8	2.4	2.2
Utilities	5.7	6.2	3.2

Volatility Measures
	Russell
	3000	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.99	0.97
Beta	1.01	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.6%
General Electric Co.	Industrial
	Conglomerates	2.9
Wells Fargo & Co.	Diversified Banks	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
AT&T Inc.	Integrated
	Telecommunication
	Services	2.5
Johnson & Johnson	Pharmaceuticals	2.2
Chevron Corp.	Integrated Oil & Gas	2.2
Bank of America Corp.	Diversified Financial
	Services	2.0
Procter & Gamble Co.	Household Products	1.7
Berkshire Hathaway Inc. Multi-Sector Holdings		1.7
Top Ten		24.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated July 18, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratio was 0.29%.

10

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund*	24.16%	8.87%	7.26%	$20,152
• Russell 3000 Value Index	22.67	8.89	8.09	21,761
Multi-Cap Value Funds Average	24.22	9.44	7.19	20,029
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.44	10.69	8.32	22,235

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

12

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (7.8%)
	Comcast Corp. Class A	126,389	5,707
	Gannett Co. Inc.	206,300	5,527
	CBS Corp. Class B	89,787	4,953
	Dana Holding Corp.	215,500	4,922
*	Jack in the Box Inc.	108,200	4,328
	Macy’s Inc.	93,500	4,046
	Walt Disney Co.	56,100	3,618
*	Starz	123,000	3,460
	Dillard’s Inc. Class A	42,100	3,296
	PulteGroup Inc.	188,800	3,115
	Time Warner Inc.	46,200	3,040
	Brinker International Inc.	73,900	2,995
	Whirlpool Corp.	20,100	2,943
	Lowe’s Cos. Inc.	50,800	2,419
	Ford Motor Co.	104,100	1,756
	Home Depot Inc.	22,600	1,714
	Service Corp. International	71,900	1,339
	GameStop Corp. Class A	25,700	1,276
	Columbia Sportswear Co.	20,900	1,259
*	Red Robin Gourmet
	Burgers Inc.	16,400	1,166
	Johnson Controls Inc.	20,700	859
	Gap Inc.	18,400	741
			64,479
Consumer Staples (5.9%)
	Procter & Gamble Co.	190,969	14,435
	CVS Caremark Corp.	137,950	7,829
	Kimberly-Clark Corp.	51,400	4,843
*	Pilgrim’s Pride Corp.	277,100	4,652
	Kroger Co.	103,100	4,159
	JM Smucker Co.	36,300	3,813
	Energizer Holdings Inc.	35,700	3,254
	Altria Group Inc.	56,600	1,944
	Tyson Foods Inc. Class A	63,700	1,801
	Kraft Foods Group Inc.	19,500	1,023
	Ingredion Inc.	8,900	589

			Market
			Value
		Shares	($000)
	Archer-Daniels-Midland Co.	9,900	365
	Mondelez International Inc.
	Class A	10,668	335
			49,042
Energy (13.9%)
	Exxon Mobil Corp.	348,600	29,994
	Chevron Corp.	146,730	17,828
	ConocoPhillips	177,590	12,344
	Anadarko Petroleum Corp.	91,700	8,527
	Hess Corp.	87,900	6,798
	Valero Energy Corp.	173,040	5,909
	Chesapeake Energy Corp.	227,100	5,877
	Marathon Petroleum Corp.	90,668	5,832
	Western Refining Inc.	147,700	4,437
	HollyFrontier Corp.	102,800	4,329
	Phillips 66	73,445	4,247
	Helmerich & Payne Inc.	48,800	3,365
	Occidental Petroleum Corp.	22,000	2,058
*	Ultra Petroleum Corp.	81,500	1,676
*	Dawson Geophysical Co.	22,100	718
*	Matador Resources Co.	32,300	527
	EOG Resources Inc.	3,000	508
			114,974
Financials (29.3%)
	Wells Fargo & Co.	541,523	22,376
	JPMorgan Chase & Co.	426,840	22,063
	Bank of America Corp.	1,221,576	16,858
*	Berkshire Hathaway Inc.
	Class B	126,700	14,382
	Citigroup Inc.	246,161	11,941
	Goldman Sachs Group Inc.	69,117	10,935
	PNC Financial Services
	Group Inc.	108,500	7,861
	State Street Corp.	105,400	6,930
	American International
	Group Inc.	141,600	6,886
	Discover Financial
	Services	133,100	6,727

13

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Travelers Cos. Inc.	79,000	6,697
	Allstate Corp.	119,400	6,036
	US Bancorp	160,600	5,875
	Ameriprise Financial Inc.	64,500	5,875
	Fifth Third Bancorp	312,300	5,634
	Regions Financial Corp.	598,500	5,542
	Everest Re Group Ltd.	36,900	5,366
	XL Group plc Class A	159,900	4,928
	Platinum Underwriters
	Holdings Ltd.	77,500	4,629
	Aflac Inc.	74,500	4,618
	Washington Federal Inc.	145,300	3,005
	Host Hotels & Resorts Inc.	166,300	2,939
	Lincoln National Corp.	66,600	2,797
	Ventas Inc.	43,600	2,681
	Nelnet Inc. Class A	63,700	2,449
	Kimco Realty Corp.	103,200	2,083
*	Howard Hughes Corp.	17,500	1,966
	Comerica Inc.	50,000	1,965
	RLJ Lodging Trust	82,600	1,940
	Geo Group Inc.	58,300	1,938
	Corrections Corp.
	of America	55,900	1,931
	Public Storage	12,000	1,927
	Retail Properties
	of America Inc.	140,000	1,925
	Weingarten Realty
	Investors	64,400	1,889
	Ashford Hospitality
	Trust Inc.	150,900	1,862
	BioMed Realty Trust Inc.	99,800	1,855
	Regency Centers Corp.	37,900	1,832
	EPR Properties	36,400	1,774
	Inland Real Estate Corp.	166,200	1,700
	Omega Healthcare
	Investors Inc.	51,800	1,547
	Brandywine Realty Trust	112,200	1,479
	National Retail
	Properties Inc.	46,400	1,476
	Equity Lifestyle
	Properties Inc.	43,000	1,469
	Axis Capital Holdings Ltd.	33,900	1,468
*	Popular Inc.	51,100	1,340
	Spirit Realty Capital Inc.	145,000	1,331
	Susquehanna
	Bancshares Inc.	105,300	1,321
	Union First Market
	Bankshares Corp.	52,400	1,225
	East West Bancorp Inc.	37,200	1,189
	ACE Ltd.	12,300	1,151
	Simon Property Group Inc.	7,600	1,127
*	World Acceptance Corp.	12,500	1,124
	Capital One Financial Corp.	16,300	1,120

			Market
			Value
		Shares	($000)
	Bank of New York Mellon
	Corp.	24,300	734
	Protective Life Corp.	8,500	362
	American National
	Insurance Co.	3,300	324
	Associated Banc-Corp	17,800	276
	HCP Inc.	4,900	201
	Chubb Corp.	2,100	187
			243,068
Health Care (12.4%)
	Johnson & Johnson	214,450	18,591
	Pfizer Inc.	448,825	12,886
	Medtronic Inc.	177,500	9,452
	Merck & Co. Inc.	182,101	8,670
	Eli Lilly & Co.	156,500	7,877
	WellPoint Inc.	78,900	6,597
	Cigna Corp.	81,300	6,249
	Omnicare Inc.	96,900	5,378
*	CareFusion Corp.	126,500	4,668
*	Mylan Inc.	117,400	4,481
*	Charles River Laboratories
	International Inc.	82,100	3,798
	AbbVie Inc.	84,200	3,766
*	Covance Inc.	41,400	3,579
*	Quintiles Transnational
	Holdings Inc.	53,000	2,378
	UnitedHealth Group Inc.	28,600	2,048
	Becton Dickinson and Co.	10,000	1,000
*	Omnicell Inc.	36,800	871
	Abbott Laboratories	14,400	478
			102,767
Industrials (9.5%)
	General Electric Co.	1,003,140	23,965
	Raytheon Co.	89,800	6,921
	Northrop Grumman Corp.	70,300	6,697
	General Dynamics Corp.	73,200	6,406
	Delta Air Lines Inc.	243,000	5,732
	Towers Watson & Co.
	Class A	51,100	5,466
	L-3 Communications
	Holdings Inc.	56,900	5,377
	Lockheed Martin Corp.	37,300	4,758
	Boeing Co.	40,100	4,712
*	Oshkosh Corp.	68,800	3,370
	Cintas Corp.	47,100	2,411
	Flowserve Corp.	15,400	961
	Crane Co.	15,100	931
*	Hertz Global Holdings Inc.	28,500	631
			78,338
Information Technology (9.1%)
	Hewlett-Packard Co.	372,800	7,821
	Cisco Systems Inc.	305,000	7,143
	Xerox Corp.	557,300	5,735

14

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Apple Inc.	11,650	5,554
	Western Digital Corp.	85,700	5,433
	Intel Corp.	230,500	5,283
	Symantec Corp.	204,200	5,054
	Texas Instruments Inc.	118,400	4,768
	Computer Sciences Corp.	89,600	4,636
	Fidelity National Information
	Services Inc.	92,800	4,310
	Motorola Solutions Inc.	68,842	4,088
	Booz Allen Hamilton
	Holding Corp.	168,200	3,250
	LSI Corp.	411,800	3,220
*	Freescale
	Semiconductor Ltd.	176,303	2,935
*	Anixter International Inc.	25,500	2,235
*	Micron Technology Inc.	64,800	1,132
	Lexmark International Inc.
	Class A	26,400	871
*	Electronics For Imaging Inc.	26,300	833
	Applied Materials Inc.	34,300	602
	CA Inc.	13,600	404
			75,307
Materials (3.2%)
	LyondellBasell Industries
	NV Class A	65,900	4,826
	International Paper Co.	103,700	4,646
	Westlake Chemical Corp.	43,300	4,532
*	Louisiana-Pacific Corp.	250,200	4,401
	Avery Dennison Corp.	81,800	3,560
	Dow Chemical Co.	49,900	1,916
	Schweitzer-Mauduit
	International Inc.	27,500	1,665
	CF Industries Holdings Inc.	4,200	885
			26,431
Telecommunication Services (2.7%)
	AT&T Inc.	616,310	20,844
	United States Cellular Corp.	43,100	1,962
			22,806
Utilities (5.7%)
	Edison International	123,200	5,675
	AES Corp.	392,800	5,220
	AGL Resources Inc.	107,800	4,962
	Pinnacle West
	Capital Corp.	84,800	4,642
	PG&E Corp.	113,000	4,624
	UGI Corp.	118,000	4,617
	Atmos Energy Corp.	98,600	4,199
	DTE Energy Co.	45,100	2,976
	Portland General
	Electric Co.	100,200	2,829
	Black Hills Corp.	43,500	2,169
	UNS Energy Corp.	45,100	2,102

			Market
			Value
		Shares	($000)
	Westar Energy Inc.
	Class A	55,300	1,695
	UIL Holdings Corp.	23,500	874
	NV Energy Inc.	19,600	463
			47,047
Total Common Stocks
(Cost $712,370)			824,259
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2	Vanguard Market
	Liquidity Fund,
	0.112%	4,226,968	4,227

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3,[4]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 10/25/13	100	100
3,[4]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/12/14	200	200
			300
Total Temporary Cash Investments
(Cost $4,527)			4,527
Total Investments (100.0%)
(Cost $716,897)			828,786
Other Assets and Liabilities (0.0%)
Other Assets			3,155
Liabilities			(3,439)
			(284)
Net Assets (100%)
Applicable to 57,510,476 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			828,502
Net Asset Value Per Share			$14.41

15

U.S. Value Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	799,526
Undistributed Net Investment Income	9,640
Accumulated Net Realized Losses	(92,493)
Unrealized Appreciation (Depreciation)
Investment Securities	111,889
Futures Contracts	(60)
Net Assets	828,502

■ See Note A in Notes to Financial Statements.

* Non-income producing security.
1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the funds's effective common stock and temporary cash investments represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available to Vanguard Funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaraanteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. Government.
4 Securities with a Value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of Financial Statements.

16

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	18,901
Interest[1]	9
Securities Lending	44
Total Income	18,954
Expenses
The Vanguard Group—Note B
Investment Advisory Services	506
Management and Administrative	1,470
Marketing and Distribution	119
Custodian Fees	15
Auditing Fees	27
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	2,150
Net Investment Income	16,804
Realized Net Gain (Loss)
Investment Securities Sold	88,858
Futures Contracts	797
Realized Net Gain (Loss)	89,655
Change in Unrealized Appreciation (Depreciation)
Investment Securities	46,363
Futures Contracts	(28)
Change in Unrealized Appreciation (Depreciation)	46,335
Net Increase (Decrease) in Net Assets Resulting from Operations	152,794
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,804	13,374
Realized Net Gain (Loss)	89,655	39,149
Change in Unrealized Appreciation (Depreciation)	46,335	90,858
Net Increase (Decrease) in Net Assets Resulting from Operations	152,794	143,381
Distributions
Net Investment Income	(14,975)	(10,489)
Realized Capital Gain	—	—
Total Distributions	(14,975)	(10,489)
Capital Share Transactions
Issued	316,558	104,396
Issued in Lieu of Cash Distributions	14,320	9,952
Redeemed	(242,193)	(99,683)
Net Increase (Decrease) from Capital Share Transactions	88,685	14,665
Total Increase (Decrease)	226,504	147,557
Net Assets
Beginning of Period	601,998	454,441
End of Period[1]	828,502	601,998
1 Net Assets—End of Period includes undistributed net investment income of $9,640,000 and $7,811,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.89	$9.20	$9.28	$8.84	$10.64
Investment Operations
Net Investment Income	. 304	.276[1]	.207	.165	.200
Net Realized and Unrealized Gain (Loss)
on Investments	2.506	2.632	(.112)	.455	(1.702)
Total from Investment Operations	2.810	2.908	.095	.620	(1.502)
Distributions
Dividends from Net Investment Income	(.290)	(.218)	(.175)	(.180)	(. 298)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.290)	(.218)	(.175)	(.180)	(. 298)
Net Asset Value, End of Period	$14.41	$11.89	$9.20	$9.28	$8.84

Total Return[2]	24.16%	32.10%	0.89%	7.09%	-13.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$829	$602	$454	$486	$520
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.29%	0.29%	0.41%	0.52%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.54%	1.95%	1.74%	2.38%
Portfolio Turnover Rate	75%	69%	60%	73%	74%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2010 and 0.09% for fiscal 2009.
Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value

20

U.S. Value Fund

of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $104,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	824,259	—	—
Temporary Cash Investments	4,227	300	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	828,452	300	—
1 Represents variation margin on the last day of the reporting period.

21

U.S. Value Fund

D. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2013	32	2,679	(30)
S&P 500 Index	December 2013	5	2,093	(30)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2013, the fund had $11,501,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $89,627,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $93,007,000 to offset future net capital gains through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $716,897,000. Net unrealized appreciation of investment securities for tax purposes was $111,889,000, consisting of unrealized gains of $122,481,000 on securities that had risen in value since their purchase and $10,592,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $641,995,000 of investment securities and sold $551,099,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	23,899	9,455
Issued in Lieu of Cash Distributions	1,207	1,011
Redeemed	(18,225)	(9,258)
Net Increase (Decrease) in Shares Outstanding	6,881	1,208

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,975,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.16%	8.87%	7.26%
Returns After Taxes on Distributions	23.71	8.48	6.49
Returns After Taxes on Distributions and Sale of Fund Shares	14.32	7.03	5.89

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,068.20	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com
CFA® is a trademark owned by CFA Institute.
Fund Information > 800-662-7447 Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036 Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1240 112013

Annual Report | September 30, 2013

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013
Total
Returns
Vanguard Capital Value Fund	40.21%
Russell 3000 Value Index	22.67
Multi-Cap Value Funds Average	24.22
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Value Fund	$10.58	$14.57	$0.199	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned more than 40% for the fiscal year ended September 30, 2013, far surpassing the returns of its comparative value-oriented standards and the broad U.S. stock market. Wellington Management Company, LLP, your fund’s advisor, distinguished itself through both its industry sector positioning and its stock selection within the sectors—especially in information technology, consumer discretionary, and financials.

We are of course pleased with the fund’s performance this year. Still, the words of caution I’ve used in past letters bear repeating. The advisor’s investment strategy—which seeks to identify deeply underappreciated companies with catalysts for improvement—tends to produce marked zigs and zags in returns, in part because investor perceptions of such companies often can change rapidly. Also, because firms in distress are frequently found in the same line of business, the resulting portfolio can be concentrated in relatively few individual companies, industries, or sectors—which can amplify volatility.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report. Please note that as of September 30, 2013, the fund had realized short-term capital gains of $0.97 per share and long-term gains of $0.36 per share, together accounting for about 9% of fund assets. Gains are distributed in December.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk and quest for return drove some stock indexes to new highs.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to begin unwinding its stimulative bond-buying program. But in September’s waning days, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging market stocks, however, lagged, in part because of

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

concerns that rising interest rates in the United States would keep more dollars at home.

Bond returns were negative despite September’s bounce
Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which posted declines for the year. In September, however, bonds trimmed their losses after the Fed said it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, nearly a full percentage point higher than a year ago. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21%.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Performance was strong across nearly all sectors
Since late 2009, Capital Value has had two portfolio managers who pursue distinct value-oriented strategies as they independently manage a portion of the fund’s assets. Their philosophy is reflected in a portfolio that is composed not only of large “household-name” companies but also of smaller and

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.47%	1.25%

The fund expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratio was 0.41%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Value Funds.

sometimes less well-known firms identified by the deep and rigorous research that is a Wellington hallmark.

One result of this “go-anywhere” approach can be seen in the fund’s median market capitalization (shown on the Fund Profile page of this report), which tends to be well below those of its benchmark and the broad U.S. market. This aided results for the fiscal year, when small- and mid-capitalization stocks generally outperformed large-caps as investor confidence rose.

Three of the fund’s largest sectors—information technology, consumer discretionary, and financials—delivered some of the highest returns. The advisor’s stake in IT was more than twice that of the index, a conviction that was rewarded with outsized returns—especially among semiconductor manufacturers. Consumer discretionary stocks, also a larger slice of the fund than the benchmark, returned more than 67%, led by computer and electronics retailers. And financials—often a home for value stocks, but underrepresented in the fund—returned almost twice as much for the fund as they did for the index.

One of the few disappointments came in the materials sector, where gold mining stocks tumbled along with gold prices. Still, there were bright spots: The recovering housing market boosted specialty chemicals and makers of building products.

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Capital Value Fund	8.84%
Russell 3000 Value Index	8.09
Multi-Cap Value Funds Average	7.19
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.
Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30
2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

Year-by-year ups and downs smooth out over the long run
Investors who have been with the Capital Value Fund for several years know that it has been a bumpy ride at times. The decade ended September 30 was marked by the financial crisis, Great Recession, and stocks’ dramatic recovery—market swings that were magnified in the results of the fund.

In six of the last ten years, the fund underperformed its benchmark index, sometimes quite significantly. But in its four years of outperformance, especially in fiscal 2009 and 2013, the fund was out in front by a margin wide enough to raise its average annual return to 8.84%, ahead of its comparative standards.

Vanguard always encourages investors to take the long-term view. As noted in the accompanying Insight box, we also encourage you not to let that view be distorted by the beginning and ending dates of any one period. We are confident that the Capital Value Fund, backed by Wellington’s decades of experience and depth of research, can be rewarding in the long run for shareholders who can accept its volatility and use it to play a supporting role in a broadly diversified portfolio.

Staying out of the rough by staying the course
Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and by remaining in the stock market, you will be able to participate when stocks begin to recover.

My letter to you a year ago also reflected on lessons learned from the financial crisis and the benefit of staying the course. Now we have confirming data from a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012 at vanguard.com/research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2013

Advisor’s Report

For the fiscal year ended September 30, 2013, the Capital Value Fund returned 40.21%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, LLP. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 10, 2013.

Portfolio Manager:
Peter I. Higgins, CFA
Senior Vice President

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate-to-longer term.

Performance for the 12 months ended September 30, 2013, was favorable as investors started to focus once again on individual stocks rather than being preoccupied with wild swings in risk appetite and highly correlated markets. Companies’ individual merits and prospects were deemed relevant for seemingly the first time in several years, and investors were again rewarded for identifying compelling ideas that were out of vogue. In this more benign environment, our ability to add value through stock selection took center stage as the vast majority of relative gains came at the stock, rather than the sector, level.

The relative impact of our stock picks was significantly positive, led by companies in the information technology, consumer discretionary, financial, and consumer staples sectors. By contrast, we were plagued once again by poor selection in materials. Results in IT were led by Micron Technology, a leading semiconductor manufacturer of DRAM and NAND memory. The prospects for the company and the business were significantly boosted by Micron’s acquisition of Elpida (out of bankruptcy) and the resulting consolidation of the industry, and we continue to hold the stock.

We also benefited from Pandora Media, which we recently exited, as the market finally recognized its ability to monetize its listener base. Lastly, MEMC Electronic

Materials (recently renamed SunEdison) gained from a strong and increasing backlog in the solar installation market, which is showing renewed signs of life. SunEdison remains a core holding; we believe the market does not recognize its ability to gain considerable share of a growing industry.

Our performance in consumer discretionary was led by GameStop, Fifth & Pacific, and Tesla Motors. The market seemed overly concerned by the threat of digital media to GameStop’s store traffic and sale of physical discs while largely ignoring the new console cycle and the integral role that GameStop plays in the video game ecosystem. The company remains a significant holding.

We have owned Fifth & Pacific for some time because of our attraction to the phenomenal growth of, and prospects for, Kate Spade. The company is in the process of divesting its slower-growth divisions, which we think should lead to further increases in the stock price as the market focuses more acutely on the key asset.

Tesla Motors, which we eliminated from the portfolio during the period after strong performance, was given little credit for its unique technology, superior management, and substantial earnings power. The recent rise in its share price exceeded even our wildest expectations.

In consumer staples, Green Mountain Coffee Roasters rose after naming new management and posting results that refuted the arguments of high-profile bears on the stock. We exited our position following strong gains. In financials, E*Trade experienced solid gains as the market began to appreciate that its exposure to bad real estate was much improved and that its earnings power was higher than generally perceived. We still owned E*Trade at the end of the period.

Materials was our worst-performing sector because of our holdings of several gold-related stocks and Molycorp. Molycorp, which we sold before the end of the period, suffered from continued execution problems and a less robust pricing outlook for its key products. The gold miners were hurt by sector rotation into more offensive parts of the market and a retrenchment in the price of gold. Although we trimmed our holdings in this area, we continue to have exposure to gold-related stocks because we think the valuations are extremely attractive and sentiment is very poor.

At the end of the fiscal year, our largest sector overweightings were in consumer dis-cretionary and information technology. In consumer discretionary, we recently purchased Groupon, which is showing encouraging signs of transforming its business into faster-growth and higher-return segments. We also added to companies exposed to housing, such as Pulte Group and Owens Corning; we think they should experience many years of favorable growth as the housing market returns to normal.

In information technology, SunEdison and Micron remain significant holdings despite strong gains in the last year. The market has failed to recognize the substantial underlying earnings power and growth prospects of both companies, instead adhering to the outdated belief that these businesses face poor prospects and are only benefiting from temporary cyclical factors.

After the market’s sharp gains during the period, our outlook for opportunities is more muted than it has been in the past. The recent political dysfunction in Washington, leading to a partial government shutdown and rising fears of a default on U.S. debt, serves as a risk factor and overhang and may place further strains on already modest economic growth. On the other hand, the Federal Reserve seems willing to keep the spigots open. Although the markets could pause in the short term, we remain quite positive on our holdings, which we believe offer considerable upside because their earnings power and growth prospects remain underappreciated.

Portfolio Manager:
David W. Palmer, CFA
Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

The Federal Reserve’s policy of quantitative easing—adding liquidity to markets through open-market purchases of bonds—continued to benefit equities during the past year. Despite some shakiness in emerging markets, reluctant capital spending by U.S. corporations, and considerable uncertainty surrounding the federal budget process, equity valuations expanded as stock price increases outpaced earnings growth. Interestingly, although consensus S&P 500 earnings estimates for 2013 and 2014 were both reduced by 4% to 5% over the past year, the more economically sensitive consumer discretionary, technology, industrial, and financial sectors paced the market’s advance. This was constructive for the portfolio, which maintained a modestly procyclical positioning.

Two of the most important contributors to performance during the past 12 months were detailed in the half-year report: disability insurer Unum and electronics and appliance retailer Best Buy. Shares of pharmaceutical contract research provider WuXi PharmaTech also appreciated sharply. Demand for the company’s outsourced medical research facilities remained strong and the firm exceeded market expectations for revenue and profit. Additional usage of its new toxicology facilities, better profitability in its biologics segment, and reduced pressure on margins relative to recent history all combined to lift consensus earnings estimates higher.

Health insurer Aetna saw its valuation improve as investors gained some comfort with the medium-term role of HMOs in the new health care environment. Earnings accretion from the acquisition of Coventry Health Care also led to upward forecast revisions.

Our stock selection was strongest in the financial, health care, industrial, and energy sectors and weakest in technology and consumer discretionary. Electronic payment terminals vendor VeriFone Systems’ efforts to update its product offerings after falling behind on some key software functionalities proved both more expensive and more difficult than expected.

Teen retailer Aeropostale struggled to gain traction in its transition to a new, more fashion-oriented look that is less dependent on its traditional logo wear. Although we are encouraged by the look and feel of the stores and the goods on the shelves, we acknowledge the uphill battle of executing a turnaround in the midst of a very weak and highly promotional environment.

Selection in materials was additive overall, but gold miner Barrick Gold, purchased following a steep slide in the share price, continued to underperform amid cost overruns and environmental issues at its important Pascua Lama site.

We noted in the half-year report that our base case for the economy was an acceleration starting in the second half of 2013 and continuing into 2014, and this remains our expectation. Low inflation combined with pressure on the Fed from various quarters to stay in bond-purchasing mode should help keep credit available and real purchasing power intact.

A receding fiscal drag continuing into next year, improvement in housing activity, and some signs of life in capital investment should provide a stronger backdrop for corporate earnings. At the same time, near-term profit outlooks are very mixed by subindustry, and we expect to see some attractive buying opportunities as companies offer their first look into earnings guidance for 2014.

Among recent areas in which we have found appealing upside, valuation and balance-sheet support, and catalyst diversification, we would highlight specialty chemicals maker Cabot, metals distributor Reliance Steel & Aluminum, apartment developer AvalonBay Communities, and analog semiconductor designer Maxim Integrated Products. Each entered the portfolio during a period of transition, investor uncertainty, or temporary dislocation, at a price we consider a meaningful discount to its future cash flows and growth prospects. As always, we will remain nimble and opportunistic, with a focus on underlying value and a prudent assessment of downside risk.

Capital Value Fund

Fund Profile
As of September 30, 2013

Portfolio Characteristics
		Russell	DJ U.S.
		3000	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	138	1,991	3,636
Median Market Cap	$8.8B	$36.2B	$40.2B
Price/Earnings Ratio	34.0x	16.8x	19.5x
Price/Book Ratio	2.1x	1.7x	2.5x
Return on Equity	7.1%	12.0%	16.5%
Earnings Growth Rate	6.1%	7.0%	11.1%
Dividend Yield	1.3%	2.4%	1.9%
Foreign Holdings	13.8%	0.0%	0.0%
Turnover Rate	132%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	0.83%	—	—
Short-Term Reserves	1.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	16.1%	6.9%	13.3%
Consumer Staples	3.1	5.6	8.7
Energy	14.8	14.4	9.6
Financials	14.7	29.7	17.3
Health Care	9.9	12.3	12.6
Industrials	9.9	10.3	11.4
Information Technology	18.9	9.2	17.9
Materials	8.5	3.0	3.8
Telecommunication
Services	0.8	2.4	2.2
Utilities	3.3	6.2	3.2

Volatility Measures
	Russell
	3000	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.91	0.93
Beta	1.35	1.43

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	3.4%
SunEdison Inc.	Semiconductor
	Equipment	3.1
Micron Technology Inc.	Semiconductors	2.8
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.4
Groupon Inc.	Internet Retail	2.3
GT Advanced	Semiconductor
Technologies Inc.	Equipment	2.0
Fifth & Pacific Cos. Inc.	Apparel, Accessories
	& Luxury Goods	1.8
Bristol-Myers Squibb Co. Pharmaceuticals		1.7
Merck & Co. Inc.	Pharmaceuticals	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.6
Top Ten		22.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratio was 0.41%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Value Fund*	40.21%	18.33%	8.84%	$23,319
Russell 3000 Value Index	22.67	8.89	8.09	21,761
Multi-Cap Value Funds Average	24.22	9.44	7.19	20,029
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.44	10.69	8.32	22,235

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.9%)
Consumer Discretionary (15.9%)
*	Groupon Inc.	2,509,250	28,129
*	Fifth & Pacific Cos. Inc.	892,832	22,437
	PulteGroup Inc.	1,064,300	17,561
	GameStop Corp. Class A	340,638	16,913
*	General Motors Co.	435,090	15,650
*	Aeropostale Inc.	877,300	8,247
	OfficeMax Inc.	561,900	7,187
*,^	Vera Bradley Inc.	338,600	6,962
*	Deckers Outdoor Corp.	100,575	6,630
	Wyndham Worldwide Corp.	105,000	6,402
	GNC Holdings Inc. Class A	116,300	6,353
*	Tempur Sealy
	International Inc.	139,675	6,140
	Rent-A-Center Inc.	153,500	5,848
	Dana Holding Corp.	252,390	5,765
	Abercrombie & Fitch Co.	140,482	4,969
*	Francesca’s Holdings Corp.	246,000	4,585
	Men’s Wearhouse Inc.	115,800	3,943
*	Sears Hometown and
	Outlet Stores Inc.	121,275	3,850
*	Tenneco Inc.	75,665	3,821
	Kohl’s Corp.	64,100	3,317
	DISH Network Corp.
	Class A	65,280	2,938
	DeVry Inc.	96,115	2,937
*,1	Allstar Co-Invest LLC
	Private Placement	NA	2,828
	Ford Motor Co.	161,500	2,724
	Best Buy Co. Inc.	64,043	2,402
*,1	Buck Holdings LP
	Private Placement	NA	288
			198,826
Consumer Staples (3.0%)
	Imperial Tobacco Group plc	301,732	11,154
	Wal-Mart Stores Inc.	115,500	8,543
	Bunge Ltd.	83,800	6,361

			Market
			Value
		Shares	($000)
	Molson Coors Brewing Co.
	Class B	119,800	6,006
	Maple Leaf Foods Inc.	442,900	5,684
			37,748
Energy (14.7%)
*	Cobalt International
	Energy Inc.	1,711,870	42,557
	Pioneer Natural
	Resources Co.	157,535	29,743
	National Oilwell Varco Inc.	197,200	15,403
	Canadian Natural
	Resources Ltd.	388,600	12,218
	Halliburton Co.	251,600	12,115
*	Karoon Gas Australia Ltd.	2,360,382	11,333
*	Southwestern Energy Co.	298,200	10,848
*	McDermott
	International Inc.	1,339,271	9,951
*	Superior Energy
	Services Inc.	394,725	9,884
	QEP Resources Inc.	308,000	8,528
	Baker Hughes Inc.	135,500	6,653
	Trican Well Service Ltd.	331,500	4,509
	Anadarko Petroleum Corp.	45,800	4,259
*	Newfield Exploration Co.	112,000	3,065
	Inpex Corp.	173,500	2,051
			183,117
Financials (14.5%)
	JPMorgan Chase & Co.	376,200	19,446
	Wells Fargo & Co.	458,860	18,960
	MetLife Inc.	356,300	16,728
*	Realogy Holdings Corp.	366,600	15,771
	American International
	Group Inc.	267,800	13,023
	AvalonBay Communities Inc.	80,000	10,167
	Reinsurance Group of
	America Inc. Class A	147,500	9,881
	PNC Financial Services
	Group Inc.	126,300	9,151
	Julius Baer Group Ltd.	189,843	8,864

Capital Value Fund

			Market
			Value•
		Shares	($000)
*	E*TRADE Financial Corp.	498,240	8,221
	Boston Properties Inc.	72,900	7,793
	LPL Financial Holdings Inc.	169,600	6,497
	Northern Trust Corp.	113,400	6,168
	Weyerhaeuser Co.	191,900	5,494
	Citigroup Inc.	103,900	5,040
	Equity Lifestyle
	Properties Inc.	137,500	4,698
	Hatteras Financial Corp.	207,800	3,888
	Principal Financial Group Inc.	69,800	2,989
	Ameriprise Financial Inc.	32,575	2,967
	Unum Group	89,600	2,728
	NASDAQ OMX Group Inc.	84,200	2,702
			181,176
Health Care (9.8%)
	Bristol-Myers Squibb Co.	469,100	21,710
	Merck & Co. Inc.	442,500	21,067
*	Vertex Pharmaceuticals Inc.	206,640	15,668
*,^	Arena Pharmaceuticals Inc.	1,622,820	8,552
	UnitedHealth Group Inc.	112,800	8,078
	Roche Holding AG	28,731	7,754
	Aetna Inc.	119,600	7,657
*	TherapeuticsMD Inc.	2,415,071	7,076
*	Hologic Inc.	298,170	6,157
	Pfizer Inc.	195,336	5,608
*	Almirall SA	388,527	4,922
	Medtronic Inc.	81,100	4,319
*	WuXi PharmaTech
	Cayman Inc. ADR	133,700	3,663
			122,231
Industrials (9.8%)
*	Owens Corning	387,910	14,733
*	Hertz Global Holdings Inc.	653,585	14,483
*	HD Supply Holdings Inc.	497,450	10,929
*	Armstrong World
	Industries Inc.	192,620	10,586
*,^	Westport Innovations Inc.	435,300	10,530
*	WESCO International Inc.	111,400	8,525
	Norfolk Southern Corp.	108,100	8,362
	United Parcel Service Inc.
	Class B	87,400	7,986
	Knight Transportation Inc.	454,400	7,507
*,^	Polypore International Inc.	171,200	7,014
	KBR Inc.	186,825	6,098
	Textron Inc.	211,100	5,829
	Knoll Inc.	334,400	5,665
	Toll Holdings Ltd.	399,154	2,174
*	Esterline Technologies Corp.	17,700	1,414
			121,835
Information Technology (18.7%)
*	SunEdison Inc.	4,826,580	38,468
*	Micron Technology Inc.	1,988,765	34,744
*	GT Advanced
	Technologies Inc.	2,896,250	24,647

			Market
			Value•
		Shares	($000)
*	Skyworks Solutions Inc.	684,200	16,995
	EMC Corp.	536,700	13,718
	Activision Blizzard Inc.	783,500	13,061
	Cisco Systems Inc.	553,900	12,972
*	Akamai Technologies Inc.	245,045	12,669
	Maxim Integrated
	Products Inc.	341,300	10,171
	Samsung
	Electronics Co. Ltd.	7,598	9,665
*	JDS Uniphase Corp.	535,960	7,884
*	GCL-Poly Energy
	Holdings Ltd.	24,506,810	7,095
	Broadcom Corp. Class A	240,300	6,250
	Avago Technologies Ltd.
	Class A	113,200	4,881
	Intel Corp.	204,200	4,680
*	Angie’s List Inc.	162,030	3,646
*	Yahoo! Inc.	96,820	3,210
*	Arrow Electronics Inc.	65,800	3,193
	Booz Allen Hamilton
	Holding Corp.	154,867	2,992
*	Juniper Networks Inc.	137,800	2,737
	Seagate Technology plc	7,585	332
			234,010
Materials (8.4%)
	Cabot Corp.	355,170	15,169
	Norbord Inc.	503,295	14,673
	Methanex Corp.	217,285	11,140
	Reliance Steel &
	Aluminum Co.	144,600	10,595
^	Wacker Chemie AG	97,320	9,608
*	Louisiana-Pacific Corp.	484,300	8,519
	Ball Corp.	144,600	6,490
	Celanese Corp. Class A	119,200	6,292
	AuRico Gold Inc.	1,474,285	5,617
*	Allied Nevada Gold Corp.	1,181,237	4,938
	Barrick Gold Corp.	219,800	4,093
*	Continental Gold Ltd.	1,098,615	3,978
	OCI Co. Ltd.	21,360	3,429
			104,541
Telecommunication Services (0.8%)
*	T-Mobile US Inc.	223,620	5,807
	Vodafone Group plc	1,320,533	4,635
			10,442
Utilities (3.3%)
	NRG Energy Inc.	461,145	12,603
	Entergy Corp.	134,200	8,480
	Snam SPA	1,491,713	7,560
	Xcel Energy Inc.	228,300	6,304
*	Calpine Corp.	317,960	6,178
			41,125
Total Common Stocks
(Cost $1,067,410)			1,235,051

Capital Value Fund

		Market
		Value
	Shares	($000)
Preferred Stocks (0.5%)
*,2 Lithium Technologies
Inc. Pfd. (Cost $5,828)	1,195,700	5,828
Temporary Cash Investments (2.9%)
Money Market Fund (1.9%)
3,[4] Vanguard Market
Liquidity Fund, 0.112% 24,618,400		24,618

	Face
	Amount
	($000)
Repurchase Agreements (1.0%)
Credit Suisse Securities
(USA), LLC 0.050%,
10/1/13 (Dated 9/30/13,
Repurchase Value
$10,100,000, collateralized
by U.S. Treasury
Note/Bond 2.500%,
4/30/15, with a value
of $10,303,000)	10,100	10,100
Deutsche Bank Securities,
Inc. 0.100%, 10/1/13
(Dated 9/30/13,
Repurchase Value
$2,100,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.500%,
1/15/14, Federal National
Mortgage Assn.
3.000%–4.500%,
6/1/33–4/1/40, and
Government National
Mortgage Assn. 5.000%,
11/20/38, with a value
of $2,143,000)	2,100	2,100
		12,200
Total Temporary Cash Investments
(Cost $36,818)		36,818
Total Investments (102.3%)
(Cost $1,110,056)		1,277,697

Market
Value
($000)
Other Assets and Liabilities (-2.3%)
Other Assets	19,904
Liabilities[4]	(48,434)
(28,530)
Net Assets (100%)
Applicable to 85,729,412 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,249,167
Net Asset Value Per Share	$14.57

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	963,642
Undistributed Net Investment Income	4,941
Accumulated Net Realized Gains	112,938
Unrealized Appreciation (Depreciation)
Investment Securities	167,641
Foreign Currencies	5
Net Assets	1,249,167

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,278,000.
1 Restricted securities totaling $3,116,000, representing 0.2% of net assets. Shares not applicable for these private placements.
2 Restricted security represents 0.5% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $24,618,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1]	12,136
Interest	12
Securities Lending	1,031
Total Income	13,179
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,033
Performance Adjustment	(432)
The Vanguard Group—Note C
Management and Administrative	1,933
Marketing and Distribution	144
Custodian Fees	72
Auditing Fees	27
Shareholders’ Reports	13
Trustees’ Fees and Expenses	3
Total Expenses	3,793
Expenses Paid Indirectly	(58)
Net Expenses	3,735
Net Investment Income	9,444
Realized Net Gain (Loss)
Investment Securities Sold	150,345
Foreign Currencies	(2)
Realized Net Gain (Loss)	150,343
Change in Unrealized Appreciation (Depreciation)
Investment Securities	137,086
Foreign Currencies	12
Change in Unrealized Appreciation (Depreciation)	137,098
Net Increase (Decrease) in Net Assets Resulting from Operations	296,885
1 Dividends are net of foreign withholding taxes of $278,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,444	9,699
Realized Net Gain (Loss)	150,343	(21,451)
Change in Unrealized Appreciation (Depreciation)	137,098	160,815
Net Increase (Decrease) in Net Assets Resulting from Operations	296,885	149,063
Distributions
Net Investment Income	(11,997)	(6,793)
Realized Capital Gain	—	(9,510)
Total Distributions	(11,997)	(16,303)
Capital Share Transactions
Issued	561,923	155,566
Issued in Lieu of Cash Distributions	11,409	15,495
Redeemed	(267,600)	(258,010)
Net Increase (Decrease) from Capital Share Transactions	305,732	(86,949)
Total Increase (Decrease)	590,620	45,811
Net Assets
Beginning of Period	658,547	612,736
End of Period[1]	1,249,167	658,547
1 Net Assets—End of Period includes undistributed net investment income of $4,941,000 and $7,254,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.58	$8.59	$9.62	$8.60	$6.75
Investment Operations
Net Investment Income	.138	.155	.109	.066	.046
Net Realized and Unrealized Gain (Loss)
on Investments	4.051	2.075	(1.054)	.987	1.883
Total from Investment Operations	4.189	2.230	(.945)	1.053	1.929
Distributions
Dividends from Net Investment Income	(.199)	(.100)	(. 085)	(.033)	(.079)
Distributions from Realized Capital Gains	—	(.140)	—	—	—
Total Distributions	(.199)	(. 240)	(.085)	(.033)	(.079)
Net Asset Value, End of Period	$14.57	$10.58	$8.59	$9.62	$8.60

Total Return[1]	40.21%	26.50%	-10.00%	12.26%	29.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,249	$659	$613	$693	$743
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.47%	0.58%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.42%	0.87%	0.65%	0.78%
Portfolio Turnover Rate	132%	123%	149%	211%	300%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), 0.01%, 0.11%, (0.02%), and (0.06%).

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Capital Value Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index. For the year ended September 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $432,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2013, these arrangements reduced the fund’s expenses by $58,000 (an annual rate of 0.00% of average net assets).

Capital Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,141,691	90,244	3,116
Preferred Stocks	—	—	5,828
Temporary Cash Investments	24,618	12,200	—
Total	1,166,309	102,444	8,944

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2013. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2012	14,884
Purchases	5,828
Transfers out of Level 3	(11,902)
Change in Unrealized Appreciation (Depreciation)	134
Balance as of September 30, 2013	8,944

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2013 was $395,000. Transfers out of Level 3 include $4,364,000 from the conversion of private placement shares to common shares with the remainder representing a reduction in the fund’s investment and realized gains from private placement securities.

Capital Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $995,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $753,000 from undistributed net investment income, and $9,462,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $25,980,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $89,698,000 of ordinary income and $31,268,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $1,111,403,000. Net unrealized appreciation of investment securities for tax purposes was $166,294,000, consisting of unrealized gains of $200,173,000 on securities that had risen in value since their purchase and $33,879,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2013, the fund purchased $1,489,477,000 of investment securities and sold $1,187,748,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	43,648	14,966
Issued in Lieu of Cash Distributions	1,038	1,747
Redeemed	(21,229)	(25,759)
Net Increase (Decrease) in Shares Outstanding	23,457	(9,046)

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,592,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $11,997,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 8.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	40.21%	18.33%	8.84%
Returns After Taxes on Distributions	39.83	18.08	8.18
Returns After Taxes on Distributions and Sale of Fund Shares	23.24	14.93	7.24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,162.81	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
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Fund Information > 800-662-7447

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q3280 112013

Annual Report | September 30, 2013

Vanguard Short-Term Inflation-Protected
Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. '

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Period Ended September 30, 2013
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares (Inception: 10/16/2012)	-0.89%	0.10%	-1.01%	-0.91%
Admiral™ Shares (Inception: 10/16/2012)	-0.79	0.14	-0.96	-0.82
Institutional Shares (Inception: 10/17/2012)	-0.76	0.15	-0.93	-0.78
ETF Shares (Inception: 10/12/2012)	-0.79
Market Price				-0.71
Net Asset Value				-0.84
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				-1.22
Inflation-Protected Bond Funds Average				-6.16
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Benchmark returns are calculated from the start of the reporting period or from the earliest share class inception date.

Your Fund’s Performance at a Glance
Inception Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected Securities
Index Fund
Investor Shares	$25.00	$24.75	$0.024	$0.000
Admiral Shares	25.00	24.77	0.026	0.000
Institutional Shares	24.99	24.77	0.026	0.000
ETF Shares	49.83	49.36	0.052	0.000

1

Chairman’s Letter

Dear Shareholder,

We’re pleased to provide the first annual report for Vanguard Short-Term Inflation-Protected Securities Index Fund, which was launched in October of last year. Unfortunately, this inaugural period coincided with a difficult time for bonds, especially inflation-protected bonds.

The fund’s Investor Shares returned –0.91% for the period ended September 30, 2013, diverging slightly from the return of the fund’s benchmark index. The fund’s result surpassed the average return of its peer group.

It’s important to remember that the peer group includes funds that have longer average durations than your fund does, which means their share prices are more sensitive to changes in interest rates. (Yields for Treasury inflation-protected securities rose during the period, and bond yields and prices move in opposite directions.) Your fund’s lower sensitivity to interest rate changes contributed to our decision, announced in May, to include it as a component of certain Vanguard Target Retirement Funds.

The fund’s SEC yield moved closer to positive during the period. The yield for Investor Shares stood at –1.59% as of November 30, 2012 (after the fund’s first full month of operations), and by September 30, 2013, it was –0.89%. I’ll discuss the phenomenon of negative yields later in this letter.

2

Please note that, as we also announced in May, we have removed the 0.25% fee for new purchases.

Despite September bounce, bond returns were negative
Bonds posted declines for the 12 months ended September 30, as investors were preoccupied later in the period with concerns that the Federal Reserve was about to begin tapering its large-scale bond-buying program, which is aimed at stimulating the U.S. economy. Bonds trimmed their losses in September after the Fed’s surprise announcement that it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and municipal bonds returned –2.21%. The trend in yields has been upward. The yield of the benchmark 10-year Treasury note closed at 2.63%, compared with 1.64% a year earlier. Yields of inflation-indexed bonds, or “real yields,” also rose during the period.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Stocks dodged obstacles to produce strong gains
Although challenges arose, U.S. stocks powered to a return of about 22% for the 12 months. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk seemed to increase faster than the profits generated by corporations.

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

In September, stocks jumped on the day of the Fed’s surprise announcement. But U.S. stocks slid in the waning days of the month ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the controversy in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, were laggards amid worries about slowing economic growth.

Inflation and interest rates can affect the fund’s returns
As our studies have shown—see, for example, The Long and Short of TIPS, available at vanguard.com/research—we expect the returns of the Short-Term Inflation-Protected Securities Index Fund to be driven more by changes in the rate of inflation than by changes in interest rates. Inflation, as I’m sure you know, has been modest. In fact, a barometer of expected inflation, known as the “break-even inflation rate,” indicates that investment professionals believe

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected
Securities Index Fund	0.20%	0.10%	0.07%	0.10%	0.80%

The fund expense ratios shown are from the prospectus dated October 10, 2012, and represent estimated costs for the current fiscal year. For the periods from inception through September 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Inflation-Protected Bond Funds.

4

that inflation will average 1.81% per year over the next five years, and 2.03% per year over the next decade.

As with any bond fund, however, the performance of the Short-Term Inflation-Protected Securities Index Fund is also affected by changes in interest rates. As I’ve noted, yields have risen steadily throughout the fiscal year, and this has had the effect of reducing the prices of the Treasury inflation-protected securities (TIPS) that the fund invests in.

However, fluctuations in the fund’s return have been more muted than those of longer-term TIPS funds, such as Vanguard Inflation-Protected Securities Fund. That is why investors who are seeking a less-volatile source of inflation protection canconsider the short-term TIPS fund. Vanguard investors who are seeking higher inflation-protected income and can live with the resulting higher volatility can consider the longer-term fund.

During the time the fund has been in operation, investors have been confronted with negative yields. These reflect the concern that future inflation will be more severe than indicated by inflation gauges, an acknowledgement that the Fed’s recent policy actions introduce an extra degree of uncertainty about the outlook. Because of this concern, investors have been willing to pay a premium for inflation-protected securities, producing negative yields. Since the inception of the fund, the magnitude of the negative yields has been narrowing, mirroring both the rise in interest rates

Yields of U.S. Treasury Securities
(Real yields)
	September 30,	March 31,	September 30,
Maturity	2012	2013	2013
2 years	-1.47%	-1.88%	-1.16%
3 years	-1.57	-1.82	-1.03
5 years	-1.40	-1.49	-0.52
10 years	-0.75	-0.62	0.49
30 years	0.50	0.68	1.44
Source: Vanguard.

5

across the broad bond market and some moderation in investors’ inflation expectations.

Of course, there’s no absolute certainty about the future direction of inflation. While Vanguard, and most observers, do not expect inflation in the short run to be much above market expectations, it could be that we’ve underestimated its pace of growth. If so, then shareholders can experience one of the primary benefits of the short-term TIPS fund, which is protection against unexpected inflation.

Whether it’s stocks or bonds, market-timing is ill-advised
Many investors who owned stocks during the financial crisis probably still have a healthy respect for the unpredictability of that asset class. It was tough to go through, but investors who stayed the course benefited from the strong rally that followed the crisis.

Bonds are going through a rough patch of late. Investors have seen rates move higher and prices fall, and many are wondering how they can reposition their bond holdings to avoid further pain. Should they shift to shorter-duration bonds, to higher-quality bonds, or even to cash and wait it out on the sidelines?

While it’s understandable to want to sidestep potential losses, keep in mind that preparing your portfolio for higher interest rates is essentially an attempt to time the market, and that’s no easier with bonds than it is with stocks. This point was highlighted in a recent Vanguard report on rates and bonds, which said: “Interest rate movements rarely conform to expectations. . . . Just because interest rates are low doesn’t mean they can’t go lower or that they must go higher.” (You can find the full report, Risk of Loss: Should the Prospect of Rising Rates Push Investors From High-Quality Bonds?, at vanguard.com/research.)

The authors’ conclusion will sound familiar to many Vanguard investors: Avoid the temptation to make abrupt adjustments to your asset allocation. The authors also remind investors that bonds remain one of the best diversifiers of equity market risk and that “they will likely provide downside protection to balanced investors over the long term.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2013

6

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VTIPX	VTAPX	VTSPX	VTIP
Expense Ratio[1]	0.20%	0.10%	0.07%	0.10%
30-Day SEC Yield[2]	-0.89%	-0.79%	-0.76%	-0.79%

Financial Attributes

		Barclays	Barclays
		TIPS	Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	17	15	8,518
Yield to Maturity
(before expenses)	0.7%	0.9%	2.3%
Average Coupon	1.2%	1.2%	3.4%
Average Duration	2.5 years	2.5 years	5.5 years
Average Effective
Maturity	2.6 years	2.6 years	7.5 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	18.3%
1 - 3 Years	41.2
3 - 5 Years	39.6
5 - 10 Years	0.9

Investment Focus

1 The expense ratios shown are from the prospectus dated October 10, 2012, and represent estimated costs for the current fiscal year. For the periods from inception through September 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

7

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2013
Initial Investment of $10,000

	Total Returns
	Period Ended September 30, 2013
	Since	Final Value
	Inception	of a $10,000
	(10/16/2012)	Investment
Short-Term Inflation-Protected
Securities Index Fund Investor Shares	-0.91%	$9,909
Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5
Year Index	-1.20	9,880
Inflation-Protected Bond Funds Average	-6.16	9,384
Barclays U.S. Aggregate Bond Index	-1.70	9,830

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Short-Term Inflation-Protected Securities Index Fund

	Total Returns
	Period Ended September 30, 2013
	Since	Final Value
	Inception	of a $10,000
	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	-0.82%	$9,918
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.20	9,880
Barclays U.S. Aggregate Bond Index	-1.70	9,830
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	-0.78%	$4,961,118
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.14	4,943,153
Barclays U.S. Aggregate Bond Index	-1.47	4,926,356
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $10,000
	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	-0.84%	$9,916
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.22	9,878
Barclays U.S. Aggregate Bond Index	-1.84	9,816
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2013
Since
Inception
(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	-0.71%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	-0.84
Barclays U.S. Treasury Inflation-Protected Securities
(TIPS) 0–5 Year Index	-1.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

9

Short-Term Inflation-Protected Securities Index Fund

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2013
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.10%	-1.01%	-0.91%	-1.20%

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Inflation Indexed Bonds	2.000%	1/15/14	377,408	479,360
United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	274,187	305,148
United States Treasury Inflation Indexed Bonds	2.000%	7/15/14	341,545	433,976
United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	341,689	432,053
United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	381,596	420,260
United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	305,417	387,250
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	305,734	384,796
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	683,304	742,116
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	304,298	388,387
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	263,175	338,093
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	791,184	839,129
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	232,097	296,868
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	262,662	321,938
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	587,285	611,558
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	201,007	239,042
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	50,000	61,753
Total U.S. Government and Agency Obligations (Cost $6,707,046)				6,681,727

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund
(Cost $3,869)	0.112%		3,868,836	3,869
Total Investments (99.7%) (Cost $6,710,915)				6,685,596
Other Assets and Liabilities (0.3%)
Other Assets				182,065
Liabilities				(161,535)
				20,530
Net Assets (100%)				6,706,126

11

Short-Term Inflation-Protected Securities Index Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,736,875
Undistributed Net Investment Income	1,217
Accumulated Net Realized Losses	(6,647)
Unrealized Appreciation (Depreciation)	(25,319)
Net Assets	6,706,126

Investor Shares—Net Assets
Applicable to 149,589,409 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,701,646
Net Asset Value Per Share—Investor Shares	$24.75

Admiral Shares—Net Assets
Applicable to 31,317,007 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	775,632
Net Asset Value Per Share—Admiral Shares	$24.77

Institutional Shares—Net Assets
Applicable to 50,933,876 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,261,788
Net Asset Value Per Share—Institutional Shares	$24.77

ETF Shares—Net Assets
Applicable to 19,592,574 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	967,060
Net Asset Value Per Share—ETF Shares	$49.36

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

October 12, 2012[1] to
September 30, 2013
($000)
Investment Income
Income
Interest[2]	4,683
Total Income	4,683
Expenses
The Vanguard Group—Note B
Investment Advisory Services	56
Management and Administrative—Investor Shares	2,260
Management and Administrative—Admiral Shares	209
Management and Administrative—Institutional Shares	212
Management and Administrative—ETF Shares	333
Marketing and Distribution—Investor Shares	74
Marketing and Distribution—Admiral Shares	24
Marketing and Distribution—Institutional Shares	31
Marketing and Distribution—ETF Shares	66
Custodian Fees	14
Auditing Fees	40
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	6
Trustees’ Fees and Expenses	2
Total Expenses	3,334
Net Investment Income	1,349
Realized Net Gain (Loss) on Investment Securities Sold	(6,646)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(25,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,616)

1 Inception.
2 Interest income from an affiliated company of the fund was $31,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

October 12, 2012[1] to
September 30, 2013
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,349
Realized Net Gain (Loss)	(6,646)
Change in Unrealized Appreciation (Depreciation)	(25,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,616)
Distributions
Net Investment Income
Investor Shares	(1)
Admiral Shares	(31)
Institutional Shares	(7)
ETF Shares	(94)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(133)
Capital Share Transactions
Investor Shares	3,715,452
Admiral Shares	779,496
Institutional Shares	1,265,515
ETF Shares	976,412
Net Increase (Decrease) from Capital Share Transactions	6,736,875
Total Increase (Decrease)	6,706,126
Net Assets
Beginning of Period	—
End of Period[2]	6,706,126
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
October 16, 2012[1] to
For a Share Outstanding Throughout the Period	September 30, 2013
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.015
Net Realized and Unrealized Gain (Loss) on Investments	(.241)
Total from Investment Operations	(.226)
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(.024)
Net Asset Value, End of Period	$24.75

Total Return[2]	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,702
Ratio of Total Expenses to Average Net Assets	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.01%[3]
Portfolio Turnover Rate[4]	13%

1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
October 16, 2012[1] to
For a Share Outstanding Throughout the Period	September 30, 2013
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.025
Net Realized and Unrealized Gain (Loss) on Investments	(.229)
Total from Investment Operations	(.204)
Distributions
Dividends from Net Investment Income	(.026)
Distributions from Realized Capital Gains	—
Total Distributions	(.026)
Net Asset Value, End of Period	$24.77

Total Return[2]	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$776
Ratio of Total Expenses to Average Net Assets	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	0.11%[3]
Portfolio Turnover Rate[4]	13%

1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
October 17, 2012[1] to
For a Share Outstanding Throughout the Period	September 30, 2013
Net Asset Value, Beginning of Period	$24.99
Investment Operations
Net Investment Income	.026
Net Realized and Unrealized Gain (Loss) on Investments	(.220)
Total from Investment Operations	(.194)
Distributions
Dividends from Net Investment Income	(.026)
Distributions from Realized Capital Gains	—
Total Distributions	(.026)
Net Asset Value, End of Period	$24.77

Total Return[2]	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,262
Ratio of Total Expenses to Average Net Assets	0.07%[3]
Ratio of Net Investment Income to Average Net Assets	0.14%[3]
Portfolio Turnover Rate[4]	13%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
October 12, 2012[1] to
For a Share Outstanding Throughout the Period	September 30, 2013
Net Asset Value, Beginning of Period	$49.83
Investment Operations
Net Investment Income	.065
Net Realized and Unrealized Gain (Loss) on Investments	(.483)
Total from Investment Operations	(.418)
Distributions
Dividends from Net Investment Income	(.052)
Distributions from Realized Capital Gains	—
Total Distributions	(.052)
Net Asset Value, End of Period	$49.36

Total Return	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$967
Ratio of Total Expenses to Average Net Assets	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	0.11%[2]
Portfolio Turnover Rate[3]	13%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Investor Shares were first issued on October 16, 2012. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Admiral Shares were first issued on October 16, 2012. Institutional Shares were first issued on October 17, 2012. ETF Shares were first issued on October 12, 2012, and first offered to the public on October 16, 2012. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares prior to May 31, 2013, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $756,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

Short-Term Inflation-Protected Securities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,681,727	—
Temporary Cash Investments	3,869	—	—
Total	3,869	6,681,727	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the period ended September 30, 2013, the fund realized gains of $1,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at September 30, 2013, totaling $1,213,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

For tax purposes, at September 30, 2013, the fund had $2,694,000 of ordinary income available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $6,718,806,000. Net unrealized depreciation of investment securities for tax purposes was $33,210,000, consisting of unrealized gains of $34,000 on securities that had risen in value since their purchase and $33,244,000 in unrealized losses on securities that had fallen in value since their purchase.

20

Short-Term Inflation-Protected Securities Index Fund

E. During the period ended September 30, 2013, the fund purchased $6,186,016,000 of investment securities and sold $276,549,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,125,843,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

		Inception[1] to
	September 30, 2013
	Amount	Shares
	($000)	(000)
Investor Shares
Issued [2]	3,806,154	153,264
Issued in Lieu of Cash Distributions	1	—
Redeemed	(90,703)	(3,675)
Net Increase (Decrease)—Investor Shares	3,715,452	149,589
Admiral Shares
Issued [2]	838,805	33,710
Issued in Lieu of Cash Distributions	28	1
Redeemed	(59,337)	(2,394)
Net Increase (Decrease) —Admiral Shares	779,496	31,317
Institutional Shares
Issued [2]	1,301,803	52,410
Issued in Lieu of Cash Distributions	7	—
Redeemed	(36,295)	(1,476)
Net Increase (Decrease) —Institutional Shares	1,265,515	50,934
ETF Shares
Issued [2]	976,412	19,593
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	976,412	19,593

1 Inception was October 12, 2012, for the ETF Shares, October 16, 2012, for the Investor and Admiral Shares, and October 17, 2012, for the Institutional Shares.
2 Includes purchase fees for fiscal 2013 of $1,007,000. Effective May 31, 2013, the purchase fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Inflation-Protected Securities Index Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 12, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2013, by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal period ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$981.36	$0.94
Admiral Shares	1,000.00	981.77	0.50
Institutional Shares	1,000.00	981.77	0.35
ETF Shares	1,000.00	981.70	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.12	$0.96
Admiral Shares	1,000.00	1,024.57	0.51
Institutional Shares	1,000.00	1,024.72	0.36
ETF Shares	1,000.00	1,024.57	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board could not consider the performance of the fund because it was newly launched.

However, the board determined that, in its management of other Vanguard index funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal

Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior Management Team
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q19670 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $94,000
Fiscal Year Ended September 30, 2012: $54,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113
Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950
Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000
Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000
Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000
Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.